                                                                EXHIBIT 10.10


                                  SUBLEASE

     This Sublease (hereinafter referred to as the "Sublease") is made as of the 12th day of February, 1998, by and between University of Florida Orthopaedic Tissue Bank, Inc., a Florida not-for-profit corporation, doing business as University of Florida Tissue Bank, Inc. (hereinafter referred to as "Sublandlord") and Regeneration Technologies, Inc., a Florida corporation (hereinafter referred to as "Subtenant").


                             W I T N E S S E T H:
                             - - - - - - - - - -

     1. PREMISES. The parties hereby acknowledge that certain lease (hereinafter referred to as the "Lease") dated November 8, 1996 by and between Talquin Development Company, a Florida corporation (hereinafter referred to as the "Landlord") and Sublandlord, as "Tenant". Sublandlord hereby leases to Subtenant a portion of the premises described in the Lease, consisting of a portion thereof for the exclusive use and possession of Subtenant and a portion thereof for the shared use and possession of Sublandlord and Subtenant, all as more particularly depicted on Exhibit "A", attached hereto and made a part hereof and hereinafter referred to as the "Premises". In addition, it is understood and agreed that the hallways and other common areas within the Premises shall be jointly used, by necessity, for access to the various areas within the Premises by both parties hereto. The Premises shall be deemed to consist of approximately 18,617 rentable square feet for purposes of the calculation of rent, additional rent and the like.

     2. TERM. The term of this Sublease shall commence upon the date first above written (hereinafter referred to as the "Commencement Date") and shall terminate simultaneously with the expiration of the term of the Lease. If for any reason whatsoever the Lease shall be terminated prior to its stated expiration date, this Sublease shall thereupon be terminated and Sublandlord shall not be liable to Subtenant by reason thereof, except in the event caused by a default by Sublandlord.

         Sublandlord and Subtenant hereby acknowledge that Sublandlord has provided written notice in accordance with the provisions of section 12.02(b) of the Lease concerning this Sublease and has received no response from Landlord. Accordingly, without limiting the provisions of this paragraph 2 hereinabove, it is understood and agreed that should Landlord exercise any option which results in the cancellation of the Lease as to the Premises or the refusal to consent to this Sublease, this Sublease shall thereupon be terminated and Sublandlord shall not be liable to Subtenant by reason thereof.

     3. RENT. Subtenant shall pay to Sublandlord rent, additional rent and any other sums or charges as are required to be paid by Sublandlord under the Lease attributable to the Premises, whether such rent, additional rent or other sums or charges are called "Rent", "Additional Rent" or the like under the Lease. Such Rent, Additional Rent and any other sums or charges shall be paid in such amounts, at such times and in accordance with all provisions of applicable thereto set forth in the Lease.

     4. LATE CHARGE. Subtenant recognizes that late payment of any rent or other sum due hereunder from Subtenant to Sublandlord will result in an expense to Sublandlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Accordingly, Subtenant hereby agrees that if rent or any other payment due hereunder from Subtenant to Sublandlord is not paid on the due date thereof, such payment shall be increased by a late charge equal to five percent (5%) of such payment.

     5. INCORPORATION OF LEASE. The terms, covenants and conditions of the Lease are incorporated herein by reference so that, except to the extent that they are inapplicable to, inconsistent with, modified by or excluded by the provisions of this Sublease, each and every term, covenant and condition of the Lease binding on or inuring to the benefit of the Landlord shall, in respect to this Sublease, bind or inure to the benefit of Sublandlord, and each and every term, covenant and condition of the Lease binding on or inuring to the benefit of the Tenant thereunder shall, in respect to this Sublease, bind or inure to the benefit of the Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sublease, and as if the words "Landlord" and "Tenant", or words of similar import, wherever the same appear in the Lease, were construed to mean, respectively "Sublandlord" and "Subtenant" in this Sublease. With respect to the foregoing, the parties do hereby further agree as follows:

          (a) Subtenant hereby agrees to perform and be bound by the same responsibilities, rights, privileges and duties to and in favor of Sublandlord that Sublandlord has to and in favor of Landlord, except as otherwise provided by the terms of this Sublease. Such agreement shall apply to the responsibilities, rights, privileges and duties accruing as of, and after, the date hereof, but not before. Subtenant hereby agrees to indemnify, hold harmless and defend Sublandlord from and against any loss, cost, damage, expense, responsibility, liability, claim or injury that Sublandlord may incur by virtue of Subtenant's breach of this Sublease or the occupancy of Subtenant of the Premises.

          (b) In any case where Landlord reserves certain rights with respect to the Premises, including, without limitation, the right to enter the Premises, said rights shall likewise inure to the benefit of Sublandlord as well as the Landlord.

          (c) With respect to work, services, repairs or restoration or the performance of other obligations required of Landlord under the Lease, Sublandlord's sole obligation with respect thereto shall be to request the same from Landlord, upon receipt of a request in writing by Subtenant, and to use its reasonable efforts to obtain the same from Landlord.

          (d) Subtenant hereby agrees to perform and comply with the terms, provisions, covenants and conditions of the Lease, including, without limitation, the Rules and Regulations attached in the Lease as the same may be changed from time to time, and not to do or suffer or permit anything to be done which would result in a default by Sublandlord under the Lease.

          (e) In connection with any activity, undertaking or condition requiring the consent of Landlord under the Lease, Subtenant agrees that Subtenant must obtain the consent of Sublandlord as well as a condition thereto, which consent shall not be unreasonably withheld by Sublandlord. Sublandlord's sole obligation with respect thereto shall be to request the same from Landlord. In the event that Landlord does not give its written consent, such failure shall be a reasonable basis, but not the only reasonable basis, upon which Sublandlord may withhold its written consent.

          (f) It is expressly understood and agreed that at no time shall Subtenant contact, communicate, negotiate or meet with Landlord directly without the presence and participation of Sublandlord, without Sublandlord's prior written consent, which shall not be unreasonably withheld by Sublandlord.

          (g) Subtenant shall have no right to assign, sublet or permit the use of the Premises to or by any other person or entity.

          (h) This Sublease and all of the rights of Subtenant hereunder shall be subject and subordinate to the Lease, and to all the interests, matters and instruments to which the Lease is subordinate. Subtenant shall comply with all of the obligations imposed upon Sublandlord, as "Tenant" under the Lease, with respect to such subordination and with respect to any assignment of the Lease by Landlord.

          (i) Subtenant hereby agrees to obtain and maintain, at Subtenant's expense, all insurance required to be carried by Sublandlord under the Lease and to name Landlord and Sublandlord as additional insureds and to otherwise comply with all of the insurance provisions of the Lease. Evidence of the insurance required hereunder of Subtenant must be delivered to Sublandlord prior to the Commencement Date hereof.

          (j) Subtenant hereby acknowledges the provisions of Section 19.11 of the Lease which enable Landlord to relocate the premises described in the Lease, including the Premises. In the event Landlord exercises such right, Sublandlord shall remit to Subtenant such portion of the expenses of relocation which Landlord pays to Sublandlord as are allocable to the Premises, but Sublandlord shall have no obligation to pay any additional out-of-pocket expenses, or other expenses, to Subtenant, in connection with such relocation.

          (k) Sublandlord hereby acknowledges the provisions of the
section 4.02 of the Lease regarding signage, including the provision by which Landlord disclaims any obligation to list any assignees or subtenants in the lobby directory which lists all building tenants. Sublandlord shall have no obligation to provide any signage of any kind. If Subtenant desires any signage, Subtenant shall request same, in writing, describing the signage requested and Sublandlord shall relay such request to Landlord. Any such requested signage shall be subject to the prior written consent of Sublandlord and Landlord which, in the case of Sublandlord, shall not be unreasonably withheld.

          (l) Subtenant hereby acknowledges and agrees that there shall be no tenant improvement allowance, cost or other expense given by Sublandlord with respect to any improvements and any provisions of the Lease relating to the Landlord's payment of same shall not apply to this Sublease. Any proposed alternation or improvement to the Premises shall be subject to the provisions of Article 7 of the Lease.

     6.  DEFAULT BY SUBTENANT.

          (a) The occurrence of any of the following shall constitute an event of default hereunder by Subtenant:

               (i) Any installment of rent, additional rent or any other sum or charge due hereunder from Subtenant to Sublandlord is not paid within five
(5) days from the due date thereof.

              (ii) Subtenant fails to observe, perform and keep each and every of the covenants, agreements, provisions, stipulations and conditions herein contained or contained in the Lease to be observed, performed or kept by Subtenant, and persists in such failure for more than five (5) days after written notice thereof as received by Subtenant.

          (b) Upon the occurrence of an event of default hereunder, Sublandlord shall have all rights and remedies afforded to it by law or by this Sublease, and this Sublease does hereby provide that Sublandlord shall have all of the rights and remedies with respect to the Sublease that Landlord has with respect to the Lease as are set forth therein.

    7. SECURITY DEPOSIT. Subtenant shall not be required to deposit a security deposit with Sublandlord.

    8. ADDITIONAL AGREEMENTS OF SUBTENANT. Without limiting anything contained elsewhere in this Sublease, the parties do hereby further agree as follows:

        (a) Subtenant hereby agrees to indemnify, defend and hold Sublandlord harmless from any loss, cost, damage, injury, expense, claim or liability imposed upon Sublandlord by any person whomsoever, whether due to damage to the Premises or the premises described in the Lease, claims for injuries to the person or property of another, administrative or other action by any governmental authority or claim by Landlord, where such injury, expense, damage, liability or claim results from the act, omission, negligence, misconduct or breach of any provision of this Sublease, or of the Lease by Subtenant, or the agents, servants, employees, invitees or independent contractors of Subtenant, or any other person entering the Premises upon express or implied invitation or consent of Subtenant. Such indemnification shall include, without limitation, reasonable attorneys' fees or other legal expenses whether incurred at or before the trial level or in any appellate, bankruptcy or administrative proceeding, and shall survive the expiration of the term hereof or the earlier termination of the Lease.

        (b) Subtenant hereby agrees to report immediately in writing to Sublandlord any defective condition on or about the Premises known to Subtenant.

        (c) Subtenant will not do anything to or on the Premises which will increase the rate of insurance on the Premises.

        (d) Sublandlord reserves the right to require that Subtenant remove any improvements or additions made to the Premises by Subtenant and to repair and restore the Premises to their condition prior to such alteration, addition or improvement if Sublandlord has not waived in writing its right to require Subtenant to remove any improvements or additions made to the Premises by Subtenant at the time such improvements or additions are proposed. Subtenant further agrees to so remove any improvements and restore the Premises.

        (e) Subtenant hereby agrees to use and occupy the Premises only for the uses and purposes permitted by the Lease.

        (f) Upon occupancy of the Premises, Subtenant shall be deemed to have accepted the Premises as being in the condition in which Sublandlord is obligated to deliver the Premises to Subtenant.

        (g) Subtenant agrees that personal property brought onto the Premises by Subtenant, its agents, employees, licensees and invitees shall be at the sole risk of Subtenant and Sublandlord shall not be liable for theft thereof or for any damages thereto, unless caused by Sublandlord's gross negligence or willful intent.

        (i) Not later than the last day of the term hereof, Subtenant shall remove all of Subtenant's property and repair all injury done by or in connection with installation or removal of said property and surrender the Premises in as good as a condition as the Premises were at the beginning of the term of the Sublease, reasonable wear and tear by normal occupancy only excepted. All property of Subtenant remaining on the Premises after the expiration of the term shall be deemed conclusively abandoned and may be removed by Sublandlord.

        (j) Subtenant shall be responsible, and shall pay for, all utilities services allocable to the Premises. The Premises shall not be separately metered from the premises described in the Lease. Accordingly, Sublandlord shall present an invoice for the utility services allocable to the Premises to Subtenant on a monthly basis, together with copies of the utilities services bills, and Subtenant shall pay such invoice within five (5) days from the date of receipt of such invoice. The parties hereby agree that the portion of the overall utilities services expenses allocable to the Premises shall be Eighty percent (80%) of the total utilities services expenses.

        (k) Subtenant shall be responsible, and shall pay for, all personal property taxes levied or assessed against any personal property owned by Subtenant and located in, on or about the Premises.

     9. MISCELLANEOUS.

        (a) PERSONS BOUND. All of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective successors and permitted sublessees and assigns.

        (b) TIME OF THE ESSENCE. It is understood and agreed between the parties hereto that time is of the essence of this Sublease and that this provision applies to all of the terms and conditions hereof.

        (c) WAIVERS. Failure by the Sublandlord to insist on the strict performance of any of the terms and conditions hereof shall be deemed a waiver of the rights and remedies that Sublandlord may have regarding that specific instance only and shall not be deemed a waiver of any subsequent breach or default of any of the terms, provisions or conditions hereof.

        (d) CONSTRUCTION OF AGREEMENT. The fact that a party may be deemed to have drafted or structured any provision hereof shall not be considered in construing the particular provision either in favor of or against such party.

        (e) CAPTIONS. The captions at the beginning of the paragraphs of this Sublease are for convenience of reference only and shall be ignored in construing this Sublease.

        (f) ATTORNEY'S FEES. In the event of any litigation arising out of or resulting from this Sublease or the occupancy by Subtenant of the Premises, the prevailing party in such litigation shall be entitled to be reimbursed for the attorney's fees and costs which it incurs, whether at the trial level or in any appellate or bankruptcy proceeding.

        (g) NOTICE. Any notices or other communications which may be required or desired to be given under the terms of this Agreement shall be in writing and shall be deemed to have been given if personally delivered, if sent by overnight courier service (e.g., Federal Express), if sent by telefax or if made by United States certified mail, return receipt requested, postage prepaid, addressed to the respective parties at the addresses set forth below:

        If to Sublandlord:   University of Florida Tissue Bank, Inc.
                             One Innovation Drive
                             Alachua, Florida 32615
                             Attn: President
                             Telephone: (904) 462-3097
                             Facsimile: (904) 462-5131


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
       If to Subtenant:  Regeneration Technologies, Inc.
                         One Innovation Drive
                         Alachua, Florida 32615
                         Attn: President
                         Telephone: (904) 462-3097
                         Facsimile: (904) 462-5131

     Any notice so given, delivered or made shall be deemed to have been duly given, delivered or made (i) on the date the same is actually received if sent by personal delivery or telefax, (ii) the date of actual receipt if sent by overnight courier service as evidenced by the courier service airbill, or
(iii) the date of actual receipt if sent by certified mail as evidenced by the return receipt. Either party may change the address to which notices are to be sent to such party by written notice to the other party specifying such change of address.

WITNESSES:                               "SUBLANDLORD"

                                         UNIVERSITY OF FLORIDA TISSUE
                                         BANK, INC., a Florida not-for-profit
                                         corporation

/s/ Jane D. Callahan                     By: /s/ F.P. Glowczewskie Jr.
-------------------------                    ------------------------------
Name: Jane D. Callahan                   Name: F.P. Glowczewskie Jr.
      -------------------                    ------------------------------
                                         Title: Chairman of the Board
                                                ---------------------------

/s/ Kathleen M. Davis
-------------------------
Name: Kathleen M. Davis
     --------------------

                                         "SUBTENANT"

                                         REGENERATION TECHNOLOGIES,
                                         INC., a Florida corporation

/s/ Kay B. Lopez                         By: /s/ Peter F. Gearen
-------------------------                    ------------------------------
Name: Kay B. Lopez                       Name: Peter F. Gearen
      -------------------                      ----------------------------
                                         Title: President
                                                ---------------------------
/s/ James S. Ganther
-------------------------
Name: James S. Ganther
      -------------------



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                            [Graphic of Floor Plan]